Exhibit 10.1

AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT, dated as of May 28, 2004 (this “Amendment”), is entered into by and between Carriage Services, Inc., a Delaware corporation (the “Company”), and each of the holders (the “Holders”) of the Notes of the Company referred to in Recital B below.

RECITALS

A.                                   The Company and the Holders (or their predecessors in interest) are parties to the Note Purchase Agreement dated as of July 1, 1999, as amended by Amendment No. 1 dated as of November 6, 2000 (as the same hereafter may be amended, supplemented or otherwise modified from time to time, the “Agreement”; capitalized terms used herein that are not defined herein and that are defined in the Agreement shall have the same meanings as therein defined).

B.                                     The Holders constitute the registered or beneficial holders of the 7.73% Senior Notes, Series 1999-A, of the Company, due July 30, 2004, the 7.96% Senior Notes, Series 1999-B, of the Company due July 30, 2006, and the 8.06% Senior Notes, Series 1999-C, of the Company due July 30, 2008 (collectively, the “Notes”).

C.                                     As a result of a change in GAAP, commencing with the financial reporting period ended March 31, 2004, the Trust Convertible Preferred Securities are no longer reflected in the Company’s consolidated balance sheet and have been replaced with the Trust Debentures on the balance sheet.  The Company and the Holders have therefore agreed, subject to the terms and conditions set forth herein, to amend the definition of “Adjusted Consolidated Net Worth” in Schedule B to the Agreement to reflect the addition to consolidated stockholders’ equity of either the Trust Convertible Preferred Securities or the Trust Debentures, whichever is reflected on the balance sheet in accordance with GAAP.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

Section 1.                                          Amendment.  The definition of “Adjusted Consolidated Net Worth” set forth on Schedule B to the Agreement is hereby amended in its entirety to read as follows:

“Adjusted Consolidated Net Worth” means, as of any date, consolidated stockholders’ equity of the Company and its Restricted Subsidiaries on such date, determined in accordance with GAAP, plus (without duplication) the amount of outstanding Trust Convertible Preferred Securities or outstanding Trust Debentures, as the case may be, that are reflected on the consolidated balance sheet of the Company as of such date in accordance with GAAP, less the amount by which outstanding Restricted Investments on such date exceed 15% of consolidated stockholders’ equity of the Company and its Restricted Subsidiaries on such date.

Section 2.                                          Effective Date.

2.1                                 Effective Date.  This Amendment shall become binding upon the Company and each Holder upon its execution of a counterpart hereof, subject to the condition that the following shall have been received by each Holder on or before June 30, 2004:

(a)                                  counterparts of this Amendment executed by the Company and the Required Holders;

(b)                                 written evidence that the execution, delivery and performance by the Company of this Amendment have been duly authorized by all requisite corporate action on the part of the Company; and

(c)                                  from March 31, 2004 until the foregoing conditions have been satisfied, there shall have been no change in the financial condition, operations, business or properties of the Company and its Restricted Subsidiaries which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

No party to this Amendment may revoke its execution of this Amendment prior to June 30, 2004, but this Amendment shall not be deemed effective until all of the foregoing conditions have been satisfied (the date on which such conditions are satisfied being herein referred to as the “Effective Date”).  The Holders further acknowledge that the Company substituted the Trust Debentures for the Trust Convertible Preferred Securities for purposes of calculating financial ratios for the period ended March 31, 2004, as reflected in the Officer’s Certificate for such period delivered pursuant to Section 7.2 of the Agreement, and the Holders accept and agree to such treatment for such period.

Section 3.                                          Representations and Warranties.

The Company represents and warrants, both on and as of the date hereof and on and as of the Effective Date, to the Holders that:

3.1                                 The Company has all requisite corporate power to execute, deliver and perform its obligations under this Amendment.  The Company has duly executed and delivered this Amendment, and this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

3.2                                 Neither the execution and delivery of this Amendment by the Company, nor the consummation of the transactions contemplated hereby, nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any security interest, lien or other encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, the charter or bylaws of the Company or any of its Subsidiaries, any award of any arbitrator or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries is subject.

3.3                                 Neither the nature of the business conducted by the Company, nor any of its properties, nor any relationship between the Company and any other Person, nor any circumstance in connection with the transactions contemplated by this Amendment is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body or any other Person in connection with the execution and delivery of this Amendment or the fulfillment of or compliance with the terms and provisions hereof. Without limiting the generality of the foregoing, the execution and delivery of this Amendment shall not require the consent or approval of or notice to any lender or agent under the Company’s Credit Agreement dated August 4, 2003.

3.4                                 Upon the effectiveness of this Amendment, no Event of Default or Default shall exist under the Agreement.

Section 4.                                          Miscellaneous.

4.1                                 This Amendment shall be construed in connection with and as part of each of the Agreement and the Notes, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

4.2                                 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Agreement and Notes without making specific reference to this Amendment but, nevertheless, all such references shall include this Amendment unless the context otherwise requires.

4.3                                 Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Holder nor constitute a waiver of any provision of the Agreement, the Notes or any other document, instrument or agreement executed and delivered in connection with the Agreement.

4.4                                 The Company confirms its agreement, pursuant to Section 15.1 of the Agreement, to pay all costs and expenses of the Holders related to this Amendment and all matters contemplated by this Amendment.

4.5                                 This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

4.6                                 This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document.  Delivery of this Amendment may be made by telecopy of a duly executed counterpart copy hereof.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the day and year first above written.

CARRIAGE SERVICES, INC.

By:	/s/ Joseph Saporito
Joseph Saporito, Senior Vice President and Chief Financial Officer

AIG ANNUITY INSURANCE COMPANY (Formerly AMERICAN GENERAL ANNUITY INSURANCE COMPANY)

MERIT LIFE INSURANCE CO.
AMERICAN GENERAL LIFE INSURANCE COMPANY (successor by merger to THE FRANKLIN LIFE INSURANCE COMPANY)

By:	AIG Global Investment Corp., investment adviser

By:	/s/ Peter DeFazio
Peter DeFazio, Vice President

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: David L. Babson & Company Inc. as Investment Adviser

By:	/s/ Elisabeth A. Perenick
Elisabeth A. Perenick, Managing Director

C.M. LIFE INSURANCE COMPANY

By:	David L. Babson & Company Inc. as Investment Sub-Adviser

By:	/s/ Elisabeth A. Perenick
Elisabeth A. Perenick, Managing Director

BAYSTATE HEALTH SYSTEMS INC.
By:	David L. Babson & Company Inc. as Investment Adviser

By:	/s/ Elisabeth A. Perenick
Elisabeth A. Perenick, Managing Director

MINNESOTA LIFE INSURANCE COMPANY

By:	ADVANTUS CAPITAL MANAGEMENT, INC.

By: /s/ Theodore R. Hoxmeier
Theodore R. Hoxmeier, Vice President

GREAT WESTERN INSURANCE COMPANY

By:	ADVANTUS CAPITAL MANAGEMENT, INC.

By:	/s/ Theodore R. Hoxmeier
Theodore R. Hoxmeier, Vice President

THE CATHOLIC AID ASSOCIATION

By:	ADVANTUS CAPITAL MANAGEMENT, INC.

By:	/s/ Theodore R. Hoxmeier
Theodore R. Hoxmeier, Vice President

PROTECTED HOME MUTUAL LIFE INSURANCE COMPANY (Now-National Guardian Life Ins. Co.)

By:	/s/ R. A. Mucci
R. A. Mucci, Vice President & Treasurer

National Guardian Life Insurance Company
Investment Dept. (RAM)
P. O. Box 1191
Madison, WI 53701-1191

REASSURE AMERICA LIFE INSURANCE COMPANY

By:		SWISS RE ASSET MANAGEMENT, INC.

	By:	/s/ John H. DeMaillie
John H. DeMaillie, Vice President

EMC NATIONAL LIFE COMPANIES, formerly held by NATIONAL TRAVELERS LIFE COMPANY

By:		ADVANTUS CAPITAL MANAGEMENT, INC.

	By:	/s/ Theodore R. Hoxmeier
Theodore R. Hoxmeier, Vice President

MTL INSURANCE COMPANY

By:		ADVANTUS CAPITAL MANAGEMENT, INC.

	By:	/s/ Theodore R. Hoxmeier
Theodore R. Hoxmeier, Vice President

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

By:		ADVANTUS CAPITAL MANAGEMENT, INC.

By:	/s/ Theodore R. Hoxmeier
Theodore R. Hoxmeier, Vice President

FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN

By:		ADVANTUS CAPITAL MANAGEMENT, INC.

	By:	/s/ Theodore R. Hoxmeier
Theodore R. Hoxmeier, Vice President

FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN

By:		ADVANTUS CAPITAL MANAGEMENT, INC.

	By:	/s/ Theodore R. Hoxmeier
Theodore R. Hoxmeier, Vice President

UNITY MUTUAL LIFE INSURANCE COMPANY – ANNUITY PORTFOLIO

By:		ADVANTUS CAPITAL MANAGEMENT, INC.

By:		/s/ Theodore R. Hoxmeier
Theodore R. Hoxmeier, Vice President

J. ROMEO & CO., Registered Holder of Note No. BR-16

By:		MONY LIFE INSURANCE COMPANY

By:		/s/ K. Duffy
K. Duffy, A Partner

THE TRAVELERS INSURANCE COMPANY, for itself and for one of its separate accounts

		By:	/s/ Denise T. Duffee
Denise T. Duffee, Investment Officer

THE CANADA LIFE ASSURANCE COMPANY, as beneficial owner of Note numbers AR-9 and BR-18

By:	/s/ Eve Hampton	By:	/s/ J. G. Lowery
	Eve Hampton, V. P., Investments, U.S. Operations		J. G. Lowery, Asst. V.P., Investments, U. S. Operations

CANADA LIFE INSURANCE COMPANY OF AMERICA, as beneficial owner of Note number AR-10

By:	/s/ Eve Hampton	By:	/s/ J. G. Lowery
	Eve Hampton, V. P., Investments, CLICA		J. G. Lowery, Asst. V.P.,Investments, CLICA

CANADA LIFE INSURANCE COMPANY OF NEW YORK, as beneficial owner of Note number AR-11

		By:	/s/ Eve Hampton
Eve Hampton, Vice President, Investments, CLAC

		By:	/s/ J.G. Lowery
J.G. Lowery, Asst. V.P., Investments, CLAC

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY, as beneficial owner of Note No. BR-19

By:	/s/ Eve Hampton
Eve Hampton, Vice President, Investments

By:	/s/ James G. Lowery
James G. Lowery, Assistant Vice President, Investments